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                                  Exhibit 10.8

                            FOURTH AMENDMENT TO LEASE



                  THIS AGREEMENT, dated as of the 5TH day of March, 1996, by and between THE NICHOLS COMPANY, agent for SAFEGUARD SCIENTIFICS, INC., ("Landlord") and MARIS EQUIPMENT COMPANY, ("Tenant").

                                   WITNESSETH:

                  WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated July 23, 1986 (which together with the Lease Amendment Agreement dated January 13, 1992, Second Amendment to Lease dated May 29, 1992, and the Third Amendment to Lease) are herein referred to as the "Lease", for Premises situated in the Whiteland Business Park, 110 Summit Drive, West Whiteland Township, Exton, Pennsylvania totalling 21,580 Square Feet, said Premises being more particularly described in said Lease, and

                  WHEREAS, the parties hereto desire to amend the lease by modifying certain provisions thereof as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. The Term of said Lease is hereby extended for a period of three (3) years so as to expire on April 30,1999.

                  2. Effective May 1, 1996 the annual Base Rent as set forth in
Section 1 of said Lease shall be changed to $151,060.00, all such Base Rent to be payable in equal monthly installments of $12,588.33 at the same time and in the same manner as provided in said Lease for Base Rent payments.

                  3. Except as modified hereby, all terms and provisions of said Lease shall continue in full force and effect, all of which are hereby ratified and confirmed.

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed the day and year first above written.


(CORPORATE SEAL)                             THE NICHOLS COMPANY, Agent for
                                             SAFEGUARD SCIENTIFICS, INC.,
                                             Landlord

ATTEST:_______________________               BY:___________________________


(CORPORATE SEAL)                             MARIS EQUIPMENT COMPANY,
                                             Tenant


ATTEST:_______________________               BY:___________________________






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